EXHIBIT 12(a)(2)

                Certification Pursuant to 18 U.S.C. Section 1350,

                             As Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

         Brian T. Jeffries, principal executive officer, and Lynn H.

Waterloo, principal financial officer, of the Ambassador Funds

(the "Registrant"), each certify to the best of his/her knowledge that:

   1.    The Registrant's annual reports on Form N-CSR for the period ended July 31, 2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

   2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 08, 2008

/s/ Brian T. Jeffries                   /s/Lynn H. Waterloo

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Brian T. Jeffries                         Lynn H. Waterloo

Principal Executive Officer               Principal Financial Officer